KAR Small-Mid Cap Core Fund
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—91.5%
Consumer Discretionary—10.2%
Bright Horizons Family Solutions, Inc.(1)	47,961	$5,621
Pool Corp.	39,875	10,841
Thor Industries, Inc.	127,246	13,555
		30,017

Financials—10.4%
Berkley (W.R.) Corp.	125,270	7,177
Interactive Brokers Group, Inc. Class A	105,235	4,396
MSCI, Inc.	40,138	13,399
Primerica, Inc.	48,905	5,702
		30,674

Health Care—10.3%
Charles River Laboratories International, Inc.(1)	58,700	10,234
Chemed Corp.	18,566	8,375
Cooper Cos., Inc. (The)	27,156	7,702
Elanco Animal Health, Inc.(1)	196,215	4,209
		30,520

Industrials—26.6%
Allegion plc	40,861	4,177
Copart, Inc.(1)	98,906	8,236
Equifax, Inc.	31,495	5,413
Exponent, Inc.	73,293	5,932
Fair Isaac Corp.(1)	14,895	6,227
Lennox International, Inc.	36,864	8,589
Nordson Corp.	60,625	11,501
nVent Electric plc	239,347	4,483
RBC Bearings, Inc.(1)	52,262	7,005
Rollins, Inc.	135,727	5,753
SiteOne Landscape Supply, Inc.(1)	100,786	11,487
		78,803

Information Technology—28.8%
ANSYS, Inc.(1)	23,444	6,839
Aspen Technology, Inc.(1)	69,602	7,212
	Shares	Value

Information Technology—continued
CDW Corp.	84,974	$9,872
DocuSign, Inc.(1)	119,928	20,653
FLIR Systems, Inc.	167,790	6,807
Jack Henry & Associates, Inc.	45,900	8,447
Teradyne, Inc.	168,604	14,249
Zebra Technologies Corp. Class A(1)	43,342	11,093
		85,172

Materials—5.2%
Scotts Miracle-Gro Co. (The)	115,208	15,492
Total Common Stocks (Identified Cost $237,073)		270,678

Total Long-Term Investments—91.5% (Identified Cost $237,073)		270,678

Short-Term Investment—8.0%
Money Market Mutual Fund—8.0%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.085%)(2)	23,502,835	23,503
Total Short-Term Investment (Identified Cost $23,503)		23,503

TOTAL INVESTMENTS—99.5% (Identified Cost $260,576)		$294,181
Other assets and liabilities, net—0.5%		1,544
NET ASSETS—100.0%		$295,725

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
The following table summarizes the market value of the Fund’s investments as of June 30, 2020, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at June 30, 2020	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$270,678	$270,678
Money Market Mutual Fund	23,503	23,503
Total Investments	$294,181	$294,181
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at June 30, 2020.
There were no transfers into or out of Level 3 related to securities held at June 30, 2020.
See Notes to Schedule of Investments

KAR SMALL-MID CAP CORE FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2020
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund’s fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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